Exhibit 99.2

BRE Properties, Inc.

Second Quarter 2009

Earnings Release and

Supplemental Financial Data

Taylor 28

197 Units

Seattle, WA

BRE Properties, Inc. 525 Market Street, 4th Floor San Francisco, CA 94105	Phone:	415.445.6530
	Fax:	415.445.6505
	E-mail:	ir@breproperties.com

Investor contact: Ed Lange

EVP, COO and Chief Financial Officer

415.445.6530

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Second Quarter 2009

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

Second Quarter 2009

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended June 30,		Six Months Ended June 30,
OPERATING INFORMATION	2009	2008	2009	2008

Total revenues (1)	$86,257	$86,133	$172,638	$170,412

Net income available to common shareholders	$28,222	$14,381	$41,215	$27,086
Per diluted share	$0.54	$0.28	$0.79	$0.52

Funds from Operations (2)	$37,195	$35,194	$71,986	$69,402
FFO per diluted share	$0.70	$0.67	$1.37	$1.31

Nonroutine income items (3)	$1,958	$0	$1,958	$0
Nonroutine income items per diluted share	$0.04	$0.00	$0.04	$0.00

Net impact of APB 14-1 - non cash interest expense (4)	$1,653	$1,568	$3,268	$3,069
Per diluted share	$0.03	$0.03	$0.06	$0.06

Dividends per share	$0.5625	$0.5625	$1.1250	$1.1250

Adjusted EBITDA (2)	$57,262	$61,092	$115,685	$120,954

Common dividends	$30,036	$29,023	$59,197	$57,901
Preferred dividends	$2,953	$2,953	$5,906	$5,906
Interest expense, excluding non cash interest expense from APB 14-1 and capitalized interest.	$17,768	$21,686	$37,175	$43,182

Interest coverage ratio (5)	3.2	2.8	3.1	2.8

Fixed charge coverage ratio (5)	2.8	2.5	2.7	2.5

Same-store revenue increase/decrease	-3.8%	3.9%	-2.2%	4.3%
Same-store expense increase/decrease	3.5%	3.8%	2.1%	4.7%
Same-store NOI increase/decrease	-6.7%	3.9%	-4.0%	4.1%
Same-Store Operating margins	69%	71%	70%	71%

CAPITALIZATION DATA			6/30/09	6/30/08

Net real estate investments			$2,889,599	$2,943,140
Total assets, gross			$3,516,829	$3,520,499

Total debt			$1,889,296	$1,977,025
Redeemable noncontrolling interests			$26,674	$44,682
Preferred stock (at liquidation preference)			$175,000	$175,000
Total shareholders’ equity			$993,783	$914,243

Common shares and units outstanding			53,601	51,890
Share price, end of period			$23.76	$43.28

Total market capitalization			$3,337,856	$4,397,824
Total book capitalization			$2,909,753	$2,935,950

Debt to total assets, gross			53.7%	56.2%
Debt to total market capitalization			56.6%	45.0%
Debt to total book capitalization			64.9%	67.3%
Secured debt to total assets			14.9%	5.1%

COMMUNITY INFORMATION			6/30/09	6/30/08

Operating communities:
Wholly or Majority Owned Communities			74	80
Wholly or Majority Owned Units			21,485	22,680

Unconsolidated Joint Venture Communities			13	13
Unconsolidated Joint Venture Units			4,080	4,080

Communities under development:
Communities			5	7
Units			1,526	2,077

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.
(2)	Please refer to Exhibit B for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents net gain on extinguishment of debt.
(4)	Represents adoption of APB 14-1, with required retrospective application to all periods. The interest cost adjustment relates to our 4.125% Convertible Senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.
(5)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

Second Quarter 2009

(Unaudited, dollar amounts in thousands except per share data)

ASSETS	June 30, 2009	June 30, 2008 (1)

Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$3,105,464	$2,853,364
Construction in progress	124,935	271,709
Less: accumulated depreciation	(540,165)	(474,727)

	2,690,234	2,650,346

Equity interests in and advances to real estate joint ventures:
Investments in rental properties	62,435	62,399

Real estate held for sale, net	8,168	113,034

Land under development	128,762	117,361

Total real estate portfolio	2,889,599	2,943,140

Cash	5,848	10,804
Other assets	76,454	65,278

TOTAL ASSETS	$2,971,901	$3,019,222

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Unsecured senior notes	$948,906	$1,512,209
Unsecured line of credit	497,000	312,000
Mortgage loans	443,390	152,816
Accounts payable and accrued expenses	62,148	83,272

Total liabilities	1,951,444	2,060,297

Redeemable noncontrolling interests	26,674	44,682

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 shares with $25 liquidation preference issued and outstanding at June 30, 2009 and June 30, 2008, respectively.	70	70

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 52,820,545 and 51,045,125 at June 30, 2009 and June 30, 2008, respectively.	528	510

Additional paid-in capital	993,185	913,663

Total shareholders’ equity	993,783	914,243

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,971,901	$3,019,222

(1)	Balance sheet is restated to reflect the adoption of APB 14-1 & SFAS No. 160.

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended June 30, 2009 and 2008

(Unaudited, dollar and share amounts in thousands)

REVENUE	Quarter ended 6/30/09	Quarter ended 6/30/08	Six months ended 6/30/09	Six months ended 6/30/08

Rental income	$82,889	$82,606	$165,939	$163,604
Ancillary income	3,368	3,527	6,699	6,808

Total revenue	86,257	86,133	172,638	170,412

EXPENSES

Real estate expenses	$27,533	$25,404	$53,910	$50,706
Depreciation	22,368	19,471	43,118	39,138
Interest expense (1)	19,421	23,254	40,443	46,216
General and administrative	4,218	5,378	8,544	10,033

Total expenses	73,540	73,507	146,015	146,093

Other income	1,196	637	1,823	1,231
Net gain from extinguishment of debt	1,958	—	1,958	—

Income before minority interests, partnership income and discontinued operations	15,871	13,263	30,404	25,550

Partnership income	580	683	1,237	1,315

Income from continuing operations	16,451	13,946	31,641	26,865

Discontinued operations:
Discontinued operations, net (2)	980	3,968	2,282	7,288
Net gain on sales	14,289	—	14,289	—

Total discontinued operations	15,269	3,968	16,571	7,288

NET INCOME	$31,720	$17,914	$48,212	$34,153

Redeemable noncontrolling interest in income	545	580	1,091	1,161

Dividends attributable to preferred stock	2,953	2,953	5,906	5,906

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$28,222	$14,381	$41,215	$27,086

Net income per common share - basic	$0.54	$0.28	$0.79	$0.53

Net income per common share - assuming dilution	$0.54	$0.28	$0.79	$0.52

Weighted average shares outstanding - basic (3)	51,765	51,020	51,505	51,005

Weighted average shares outstanding - assuming dilution (3)	51,765	51,538	51,505	51,466

(1)	Income Statements for the quarter and six months ended June 30, 2008 has been restated to reflect the adoption of APB 14-1.
(2)	For 2009, details of net earnings from discontinued operations include: one property classified as held for sale as of June, 2009 and one property sold in 2009. The 2008 totals include the properties mentioned above and six properties sold in 2008.

	Quarter ended 6/30/09	Quarter ended 6/30/08	Six months ended 6/30/09	Six months ended 6/30/08
Rental and ancillary income	$1,930	$6,862	$4,156	$13,549
Real estate expenses	(950)	(2,441)	(1,715)	(4,814)
Depreciation	—	(453)	(159)	(1,412)
Interest expense	—	—	—	(35)

Income from discontinued operations, net	$980	$3,968	$2,282	$7,288

(3)	See analysis of weighted average shares and ending shares in Exhibit B. Share count for the quarter and six months ended June 30, 2008 restated to reflect retroactive adoption of EITF 03-6-1.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

ASSETS	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Real estate portfolio:

Direct investments in real estate:
Investments in rental properties	$3,105,464	$2,989,409	$2,927,481	$2,860,314	$2,853,364
Construction in progress	124,935	204,857	295,074	313,196	271,709
Less: accumulated depreciation	(540,165)	(518,488)	(514,388)	(494,380)	(474,727)

	2,690,234	2,675,778	2,708,167	2,679,130	2,650,346

Equity interests in real estate joint ventures:
Investments in rental properties	62,435	62,507	62,497	62,501	62,399

Real estate held for sale	8,168	42,911	17,022	65,873	113,034

Land under development	128,762	126,841	123,609	119,548	117,361

Total real estate portfolio	2,889,599	2,908,037	2,911,295	2,927,052	2,943,140

Cash	5,848	5,845	7,724	3,801	10,804
Other assets	76,454	90,178	73,725	78,539	65,278

TOTAL ASSETS	$2,971,901	$3,004,060	$2,992,744	$3,009,392	$3,019,222

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Unsecured senior notes	$948,906	$1,457,662	$1,505,905	$1,513,963	$1,512,209
Unsecured line of credit	497,000	365,000	245,000	295,000	312,000
Mortgage loans	443,390	134,000	151,496	152,163	152,816
Accounts payable and accrued expenses	62,148	61,367	91,167	75,486	83,272

Total liabilities	1,951,444	2,018,029	1,993,568	2,036,612	2,060,297

Redeemable noncontrolling interests	26,674	23,447	29,972	49,515	44,682

Shareholders’ equity:
Preferred stock	70	70	70	70	70
Common stock	528	512	511	511	510
Additional paid-in capital	993,185	962,002	968,623	922,684	913,663

Total shareholders’ equity	993,783	962,584	969,204	923,265	914,243

TOTAL LIABILITIES AND EQUITY	$2,971,901	$3,004,060	$2,992,744	$3,009,392	$3,019,222

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

REVENUE	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008

Rental income	$82,889	$83,050	$83,712	$84,388	$82,606
Ancillary income	3,368	3,331	3,214	3,559	3,527

Total revenue	86,257	86,381	86,926	87,947	86,133

EXPENSES

Real estate expenses	$27,533	$26,377	$25,167	$26,534	$25,404
Depreciation	22,368	20,751	20,217	19,752	19,471
Interest expense (1)	19,421	21,022	22,974	22,841	23,254
General and administrative	4,218	4,326	5,784	4,760	5,378
Other expenses	—	—	5,719	—	—

Total expenses	73,540	72,476	79,861	73,887	73,507

Other income	1,196	628	6,047	607	637
Net gain from extinguishment of debt (1)	1,958	—	2,364	—	—

Income before minority interests, partnership income and discontinued operations	15,871	14,533	15,476	14,667	13,263

Partnership income	580	656	593	652	683

Income from continuing operations	16,451	15,189	16,069	15,319	13,946

Discontinued operations:

Discontinued operations, net (2)	980	1,302	1,950	3,389	3,968
Net gain on sales	14,289	—	41,164	24,820	—

Total discontinued operations	15,269	1,302	43,114	28,209	3,968

NET INCOME	$31,720	$16,491	$59,183	$43,528	$17,914

Redeemable noncontrolling interest in income	545	545	550	580	580
Dividends attributable to preferred stock	2,953	2,953	2,953	2,953	2,953

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$28,222	$12,993	$55,680	$39,995	$14,381

Net income per common share - basis	$0.54	$0.25	$1.08	$0.78	$0.28

Net income per common share - diluted	$0.54	$0.25	$1.08	$0.77	$0.28

Weighted average shares outstanding - basic (3)	51,765	51,180	51,120	51,060	51,020

Weighted average shares outstanding - assuming dilution (3)	51,765	51,180	51,181	51,564	51,538

(1)	Income Statements for 2008 have been restated to reflect the adoption of APB 14-1.
(2)	Details of earnings from discontinued operations, net:

	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008
Rental and ancillary income	$1,930	$2,227	$4,184	$6,079	$6,862
Real estate expenses	(950)	(766)	(1,760)	(2,223)	(2,441)
Depreciation	—	(159)	(474)	(467)	(453)

Income from discontinued operations, net	$980	$1,302	$1,950	$3,389	$3,968

(3)	See analysis of weighted average shares and ending shares in Exhibit B. Share counts restated to reflect retroactive adoption of EITF 03-6-1.

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$28,222	$12,993	$55,680	$39,995	$14,381
Add back/ exclude:
Depreciation from continuing operations	22,368	20,751	20,217	19,752	19,471
Depreciation from discontinued operations	—	159	474	467	453
Redeemable noncontrolling interest in income	545	545	550	580	580
Depreciation from unconsolidated entities	455	449	482	416	415
Net (gain) on sales	(14,289)	—	(41,164)	(24,820)	—

Less: Redeemable noncontrolling interests in income not convertible to common	(106)	(106)	(106)	(106)	(106)

FUNDS FROM OPERATIONS (1)	$37,195	$34,791	$36,133	$36,284	$35,194

Nonroutine income items (2)	$1,958	—	$7,771	—	—

Other expenses (3)	—	—	$5,719	—	—

APB 14-1 - non cash interest charges (4)	$1,653	$1,615	$1,600	$1,564	$1,568

Weighted average shares and equivalents outstanding - assuming dilution (5)	52,550	51,965	51,986	52,404	52,383

PER SHARE INFORMATION - ASSUMING DILUTION:

Funds from operations	$0.70	$0.66	$0.69	$0.69	$0.67
Non-routine income items (2)	$0.04	$0.00	$0.15	$0.00	$0.00
Other Expenses (3)	$0.00	$0.00	$0.11	$0.00	$0.00
APB 14-1 - non cash interest charges (4)	$0.03	$0.03	$0.03	$0.03	$0.03

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.
(2)	For the quarter ended June 30, 2009, EPS and FFO totals include $1,958,000 net gain from extinguishment of debt. The quarter ended December 31, 2008 EPS and FFO totals include $4,400,000 in proceeds from a legal settlement related to Pinnacle Galleria, $2,364,000 net gain from extinguishment of debt and a forfeited escrow deposit totaling $1,007,000 from a potential buyer on an asset held for sale that failed to close.
(3)	For the quarter ended December 31, 2008 other expenses include a $5,119,000 abandonment charge related to three sites under option agreements or letters of intent and a $600,000 severance charge.
(4)	Represents adoption of APB 14-1, with required retrospective application to all periods. The interest cost adjustment relates to our 4.125% Convertible Senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.
(5)	Reflects the adoption of EITF 03-6-1.

CAPITAL EXPENDITURES	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008

Recurring capital expenditures	$6,796	$2,567	$5,481	$3,731	$5,867

Average apartment units in period	21,654	21,218	21,814	22,490	22,680

Capital expenditures per apartment unit in period	$314	$121	$251	$166	$259

Capital expenditures per apartment unit-trailing four quarters	$852	$794	$756	$752	$767

Revenue enhancing rehabilitation costs	$2,053	$2,112	$4,231	$4,371	$4,408

RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008

Revenues from continuing operations	$86,257	$86,381	$86,926	$87,947	$86,133
Revenues from discontinued operations	1,930	2,227	4,184	6,079	6,862

Total Revenues	$88,187	$88,608	$91,110	$94,026	$92,995

Real estate expenses-continuing operations	$27,533	$26,377	$25,167	$26,534	$25,404
Real estate expenses-discontinued operations	950	766	1,760	2,223	2,441

Total Real Estate Expenses	$28,483	$27,143	$26,927	$28,757	$27,845

Partnership and other income	$1,776	$1,284	$6,640	$1,259	$1,320

Total Net Operating Income	$61,480	$62,749	$70,823	$66,528	$66,470

Depreciation from continuing operations	$22,368	$20,751	$20,217	$19,752	$19,471
Depreciation from discontinued operations	—	159	474	467	453

Total Depreciation	$22,368	$20,910	$20,691	$20,219	$19,924

Interest from continuing operations	$19,421	$21,022	$22,974	$22,841	$23,254
Interest from discontinued operations	—	—	—	—	—

Total Interest	$19,421	$21,022	$22,974	$22,841	$23,254

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended June 30, 2009 and 2008

(Dollar amounts in thousands)

		Revenues			Expenses
California	No. of Units	Q2 2009	Q2 2008	% Change	Q2 2009	Q2 2008	% Change

San Diego	3,958	$17,351	$17,562	-1.2%	$4,863	$4,803	1.2%
Inland Empire	3,553	12,221	12,855	-4.9%	4,226	4,058	4.1%
Orange County	2,545	11,078	11,434	-3.1%	3,264	3,328	-1.9%
Los Angeles	2,075	9,047	10,037	-9.9%	3,125	3,037	2.9%
San Francisco	2,928	14,422	14,539	-0.8%	3,883	3,683	5.4%

Subtotal; California	15,059	$64,119	$66,427	-3.5%	$19,361	$18,909	2.4%

Pacific Northwest

Seattle	3,211	11,662	12,103	-3.6%	3,916	3,527	11.0%

Non-Core Markets (1)	1,302	3,631	3,994	-9.1%	1,386	1,388	-0.1%

Total Same-Store (2)	19,572	$79,412	$82,524	-3.8%	$24,663	$23,824	3.5%

			Net Operating Income
California	No. of Communities	No. of Units	Q2 2009	Q2 2008	% Change	% of Total

San Diego	13	3,958	$12,488	$12,759	-2.1%	22.9%
Inland Empire	12	3,553	7,995	8,797	-9.1%	14.6%
Orange County	8	2,545	7,814	8,106	-3.6%	14.3%
Los Angeles	10	2,075	5,922	7,000	-15.4%	10.8%
San Francisco	9	2,928	10,539	10,856	-2.9%	19.2%

Subtotal; California	52	15,059	$44,758	$47,518	-5.8%	81.8%

Pacific Northwest

Seattle	12	3,211	7,746	8,576	-9.7%	14.1%

Non-Core Markets (1)	3	1,302	2,245	2,606	-13.9%	4.1%

Total Same-Store (2)	67	19,572	$54,749	$58,700	-6.7%	100.0%

			Net Operating Income
“Non Same-Store” Summary	No. of Communities	No. of units	Q2 2009	Q2 2008
Development properties (3)	6	1,673	$4,069	$2,093
Discontinued operations (4)	8	2,236	980	4,421
Joint venture income (5)	13	4,080	580	683
Commercial and Other (6)	n/a	n/a	(94)	(64)
Other income	n/a	n/a	1,196	637

Total Non Same-Store	27	7,989	$6,731	$7,770

Less Properties Sold 2008 & 2009	(7)	(1,996)

Total All Units / NOI	87	25,565	$61,480	$66,470

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least five full quarters, starting April 1, 2008
(3)	Consists of NOI from six properties fully delivered and experiencing lease up and stabilization.
(4)	Includes results from one property classified as held for sale as of June 30, 2009, one property sold in 2009 and six properties sold in 2008.
(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(6)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the three months ended June, 2009 and 2008 other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Six Months Ended June 30, 2009 and 2008

(Dollar amounts in thousands)

		Revenues			Expenses
California	No. of Units	YTD 2009	YTD 2008	% Change	YTD 2009	YTD 2008	% Change

San Diego	3,958	$34,814	$34,892	-0.2%	$9,860	$9,516	3.6%
Inland Empire	3,553	24,446	25,473	-4.0%	8,245	8,074	2.1%
Orange County	2,545	22,309	22,777	-2.1%	6,572	6,644	-1.1%
Los Angeles	2,075	18,535	20,099	-7.8%	6,222	6,132	1.5%
San Francisco	2,928	29,163	28,798	1.3%	7,547	7,503	0.6%

Subtotal; California	15,059	$129,267	$132,039	-2.1%	$38,446	$37,869	1.5%

Pacific Northwest

Seattle	3,211	23,712	24,020	-1.3%	7,598	7,080	7.3%

Non-Core Markets (1)	1,302	7,256	7,797	-6.9%	2,756	2,829	-2.6%

Total Same-Store (2)	19,572	$160,235	$163,856	-2.2%	$48,800	$47,778	2.1%

			Net Operating Income
California	No. of Communities	No. of Units	YTD 2009	YTD 2008	% Change	% of Total

San Diego	13	3,958	$24,954	$25,376	-1.7%	22.5%
Inland Empire	12	3,553	16,201	17,399	-6.9%	14.5%
Orange County	8	2,545	15,737	16,133	-2.5%	14.1%
Los Angeles	10	2,075	12,313	13,967	-11.8%	11.0%
San Francisco	9	2,928	21,616	21,295	1.5%	19.4%

Subtotal; California	52	15,059	$90,821	$94,170	-3.6%	81.5%

Pacific Northwest

Seattle	12	3,211	16,114	16,940	-4.9%	14.5%

Non-Core Markets (1)	3	1,302	4,500	4,968	-9.4%	4.0%

Total Same-Store (2)	67	19,572	$111,435	$116,078	-4.0%	100.0%

			Net Operating Income
“Non Same-Store” Summary	No. of Communities	No. of units	YTD 2009	YTD 2008
Development properties (3)	6	1,673	$7,594	$3,696
Discontinued operations (4)	8	2,236	2,441	8,735
Joint venture income (5)	13	4,080	1,237	1,315
Commercial and Other (6)	n/a	n/a	(302)	(69)
Other income	n/a	n/a	1,823	1,231

Total Non Same-Store	27	7,989	$12,793	$14,908

Less Properties Sold 2008 & 2009	(7)	(1,996)

Total All Units / NOI	87	25,565	$124,228	$130,986

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least six full quarters, starting January 1, 2008
(3)	Consists of NOI from six properties fully delivered and experiencing lease up and stabilization.
(4)	Includes results from on property classified as held for sale as of June 30, 2009, one property sold in 2009 and six properties sold in 2008.
(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(6)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the six months ended June, 2009 and 2008 other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of June 30, 2009 and 2008

	No. of	Market Rent per Unit (2)			Occupancy (3)		Turnover Ratio (4)
California	Units	Q2’09	Q2’08	% Change	Q2’09	Q2’08	2009	2008
San Diego	3,958	$1,519	$1,564	-2.9%	95.4%	94.8%	71%	69%
Inland Empire	3,553	1,230	1,293	-4.8%	93.7%	93.6%	69%	64%
Orange County	2,545	1,528	1,590	-3.9%	94.1%	93.9%	58%	53%
Los Angeles	2,075	1,694	1,789	-5.3%	91.9%	93.6%	67%	60%
San Francisco	2,928	1,791	1,822	-1.7%	94.2%	95.1%	60%	52%

Subtotal; California	15,059	$1,529	$1,585	-3.5%	94.1%	94.3%	65%	60%

Pacific Northwest
Seattle	3,211	1,269	1,361	-6.8%	93.7%	94.9%	59%	56%

Non-Core Markets (1)	1,302	996	1,052	-5.3%	90.5%	91.6%	63%	56%

Total/Average Same Store (5)	19,572	$1,451	$1,513	-4.1%	93.9%	94.3%	64%	59%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Represents, by region, weighted average market level rents for the period.
(3)	Represents average physical occupancy for the quarter.
(4)	Represents the annualized number of units turned over for the six month period, divided by the number of units in the region.
(5)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting April 1, 2008.

“Non Same-Store” Operating Metrics

Development, Held for Sale

and Joint Venture Communities - Q209 (6)

	Number of Units
California	DEV	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
L.A./ Orange Co.	1,252	—	—	1,252	$2,054	77.5%
San Francisco	224	—	—	224	2,111	94.6%
Sacramento	—	240	236	476	986	94.8%

Pacific Northwest
Seattle	197	—	—	197	1,811	32.3%

Mountain/Desert Markets
Phoenix	—	—	1,248	1,248	849	92.5%
Denver	—	—	2,596	2,596	917	94.0%

Total/Average Non-Same Store	1,673	240	4,080	5,993	$1,220	88.3%

Total/Average Portfolio				25,565	$1,397	92.6%

(6)	Consists of communities acquired and development properties delivered or stabilized after April 1, 2008, one property held for sale and thirteen joint venture communities.

BRE Properties, Inc.

Debt Structure as of June 30, 2009

(Dollar and share amounts in thousands)

			For the six months ended June 30, 2009
FIXED RATE	Balance Outstanding June 30, 2009	Average Life	Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets

Unsecured	$557,735	5.77 years	5.98%	29.5%	15.9%
Convertible debt (1)	391,171	2.67 years	6.01%	20.7%	11.1%
Secured debt	443,390	8.81 years	5.67%	23.5%	12.6%
Total fixed rate debt	$1,392,296	5.66 years	5.89%	73.7%	39.6%

VARIABLE RATE DEBT

Unsecured Line of credit (2)	497,000	3.25 years	1.59%	26.3%	14.1%
Total variable rate debt	$497,000	3.25 years	1.59%	26.3%	14.1%

TOTAL DEBT	$1,889,296	5.03 years	4.76%	100.0%	53.7%

Ratio of debt to total market capitalization	57%

Interest expense coverage - YTD ‘09 (3)	3.1 x

Fixed charge coverage - YTD ‘09 (3)	2.7 x

SCHEDULED PRINCIPAL PAYMENTS

	Unsecured	Secured	Total
2009	88,593	1,234	89,827
2010	30,579	33,271	63,850
2011	48,545	2,127	50,672
2012 (4)	888,171	66,645	954,816
2013	40,018	30,113	70,131
Thereafter	350,000	310,000	660,000

Total	$1,445,906	$443,390	$1,889,296

SENIOR UNSECURED DEBT RATINGS AS OF August 4, 2009

Moody’s	Baa2	(stable)
Standard & Poor’s	BBB	(negative)
Fitch	BBB	(negative)

CAPITALIZED INTEREST

	Qtr. Ended	Qtr. Ended
	6/30/2009	6/30/2008
Interest capitalized	$3,760	$5,486

	YTD	YTD
	6/30/2009	6/30/2008
Interest capitalized	$9,415	$11,549

SUMMARY OF COMMON SHARES

Weighted Average	Qtr. Ended 6/30/2009	Qtr. Ended 6/30/2008
Diluted shares - FFO (5)	52,550	52,383
Diluted shares - EPS(6)	51,765	51,538
Total shares and units outstanding at end of period	53,601	51,890

Weighted Average	YTD 6/30/2009	YTD 6/30/2008
Diluted shares - FFO (5)	52,290	52,311
Diluted shares - EPS(6)	51,505	51,466

SUMMARY OF PREFERRED SHARES

	Qtr. Ended	Qtr. Ended
	6/30/2009	6/30/2008
Total preferred shares outstanding	7,000	7,000

SELECTED DEBT COVENANTS & CREDIT RATIOS (7)

		Qtr. Ended
	Requirement	6/30/2009

Aggregate Debt Test	<60%	53.7%
(Debt to gross assets, as defined)
Secured Debt Test	<40%	13.0%
(Secured debt to total assets, as defined)
Debt Service Test	>1.50	2.09
(Income available for debt service charge, as defined)
Unencumbered Asset Test	>1.50	2.36
(Total unencumbered assets to unsecured debt)
Unencumbered NOI	N/A	69.1%
(NOI related to unencumbered assets)

(1)	Represents $409.5 million cash principal with 4.125% coupon adjusted to reflect APB 14-1.
(2)	At June 30, 2009 we had a unsecured line of credit providing up to $750 million priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents interest expense and preferred stock dividend payment coverage for the six months ended June 30, 2009.
(4)	Includes the scheduled maturity of our unsecured line of credit. At June 30, 2009, the outstanding balance was $497 million. On August 3rd, the company received $310 million from the second advance of the Fannie Mae transaction and paid down the unsecured credit facility. As of August 4, the current balance of the line is $170M.
(5)	Represents denominator for shares in the calculation of diluted FFO per share. See summary of common shares in Exhibit B.
(6)	Represents denominator for shares in the calculation of diluted EPS. See summary of common shares in Exhibit B.
(7)	Represents strictest covenant compliance requirements of existing debt.

BRE Properties, Inc.

Development Communities and Land Held for Development

June 30, 2009

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred (1)	Estimated Cost (2)	Balance to Complete	Product Type	First Units Delivered	Estimated Completion (3)
Belcarra Apartments
Bellevue, WA	296	$70.8	$86.4	$15.6	Podium	4Q/2009	1Q/2010
Villa Granada
Santa Clara, CA	270	54.1	89.7	35.6	Podium	2Q/2010	3Q/2010

Total CIP	566	$124.9	$176.1	$51.2

LAND OWNED (4)	Number of Units	Cost Incurred	Estimated Cost (5)	Estimated Const. Start	Product Type
Wilshire La Brea (6)
Los Angeles, CA	470	$91.5	TBR	TBD	Podium
Pleasanton
Pleasanton, CA	240	13.9	TBR	TBD	Garden
Stadium Park II
Anaheim, CA	250	23.4	TBR	TBD	Wrap

Total Land Owned	960	$128.8	$455.0

LAND UNDER CONTRACT (7)	Number of Units	Cost Incurred (8)	Estimated Cost (5)	Product Type
Pasadena II, CA	212	$7.5	TBR	Podium

Mercer Island, WA	166	5.0	TBR	Podium

Walnut Creek, CA	361	6.2	TBR	Podium

Sunnyvale, CA	338	4.1	TBR	Wrap

San Jose, CA	288	3.8	TBR	Podium

Total	1,365	$26.6	$505.0

(1)	Reflects all recorded costs incurred as of June 30, 2009, recorded on our consolidated balance sheets as “direct investments in real estate-construction in progress.”
(2)	Reflects the estimated economic cost of development projects, which in certain instances may not reflect the carrying value of the final asset reported under GAAP.
(3)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy.
(4)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress
(5)	Reflects the aggregate cost estimates as of year-end 2008; specific property cost estimates To Be Reported (TBR) once entitlement approvals are received and the company is prepared to begin construction.
(6)	Project’s estimated cost reflects the construction of 470 units and 40,000 sq feet of retail. The estimated unit count and costs reflect the current underlying entitlements associated with the site.
(7)	Land under contract represents land parcels for which we have signed a purchase and sale agreement and commenced the entitlement process.
(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

BRE Properties, Inc.	Exhibit A

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

	Q2	Q1	Q4	Q3	Q2
California	2009	2009	2008	2008	2008
San Diego	-0.6%	-1.1%	-1.0%	1.4%	1.3%
Inland Empire	0.0%	-2.2%	-1.6%	-0.5%	1.5%
Orange County	-1.4%	-1.8%	-1.3%	1.3%	0.8%
Los Angeles	-4.6%	-2.5%	-3.4%	0.3%	-0.3%
San Francisco	-2.2%	-1.1%	-0.5%	3.2%	2.0%

Subtotal; California	-1.6%	-1.6%	-1.6%	1.1%	1.2%

Pacific Northwest

Seattle	-3.2%	-0.4%	-2.8%	2.6%	1.6%

Non-Core Markets (1)	0.2%	-1.8%	-3.7%	-1.8%	4.0%

Total Same Store	-1.7%	-1.5%	-1.8%	1.2%	1.4%

EXPENSES (2)

	Q2	Q1	Q4	Q3	Q2
California	2009	2009	2008	2008	2008
San Diego	-2.7%	6.4%	-7.9%	5.6%	2.2%
Inland Empire	5.2%	2.1%	-8.4%	6.9%	1.9%
Orange County	-1.3%	5.8%	-7.8%	1.9%	0.3%
Los Angeles	0.9%	-0.2%	1.2%	1.0%	-1.9%
San Francisco	6.0%	0.0%	-2.5%	1.6%	-1.0%

Subtotal; California	1.5%	3.3%	-5.9%	4.2%	-0.1%

Pacific Northwest

Seattle	6.4%	5.2%	-8.8%	8.7%	-0.7%

Non-Core Markets (1)	1.2%	2.7%	-12.2%	11.0%	-4.9%

Total Same Store	2.2%	3.3%	-6.7%	5.1%	-0.2%

NET OPERATING INCOME

	Q2	Q1	Q4	Q3	Q2
California	2009	2009	2008	2008	2008
San Diego	0.2%	-3.8%	1.7%	-0.2%	1.0%
Inland Empire	-2.6%	-4.2%	1.7%	-3.8%	1.3%
Orange County	-1.4%	-4.6%	1.4%	1.0%	1.0%
Los Angeles	-1.4%	-3.5%	-5.4%	0.0%	0.5%
San Francisco	-4.9%	-1.5%	0.1%	3.7%	3.1%

Subtotal; California	-2.8%	-3.5%	0.2%	0.0%	1.8%

Pacific Northwest

Seattle	-7.4%	-2.6%	0.0%	0.1%	2.5%

Non-Core Markets (1)	-0.5%	-4.3%	1.6%	-8.3%	9.1%

Total Same Store	-3.4%	-3.3%	0.2%	-0.4%	2.1%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc.	Exhibit B

Share Analysis as of June 30, 2009

(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES

Weighted Average	Qtr. Ended 6/30/2009	Qtr. Ended 3/31/2009	Qtr. Ended 12/31/2008	Qtr. Ended 9/30/2008	Qtr. Ended 6/30/2008
Weighted average shares outstanding (1)	51,765	51,180	51,120	51,060	51,020
Weighted average OP units	785	785	805	840	845
Dilutive effect of stock based awards	—	—	61	504	518

Diluted shares - FFO (2)	52,550	51,965	51,986	52,404	52,383
Less: Anti-dilutive OP Units (3)	(785)	(785)	(805)	(840)	(845)

Diluted shares - EPS(4)	51,765	51,180	51,181	51,564	51,538

Weighted Average	Six Months Ended 6/30/2009	Six Months Ended 6/30/2008
Weighted average shares outstanding (1)	51,505	51,005
Weighted average OP units	785	845
Dilutive effect of stock based awards	—	461

Diluted shares - FFO (2)	52,290	52,311
Less: Anti-dilutive OP Units (3)	(785)	(845)

Diluted shares - EPS(4)	51,505	51,466

Ending	As of 6/30/2009	As of 3/31/2009	As of 12/31/2008	As of 9/30/2008	As of 6/30/2008
Shares outstanding at end of period	52,821	51,241	51,150	51,092	51,045
OP units at end of period	780	780	780	825	845
Dilutive effect of stock based awards	—	—	61	504	518

Total	53,601	52,021	51,991	52,421	52,408

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 6/30/2009	Qtr. Ended 3/31/2009	Qtr. Ended 12/31/2008	Qtr. Ended 9/30/2008	Qtr. Ended 6/30/2008
6.75% Series C, $25 per share liquidation pref.	4,000	4,000	4,000	4,000	4,000
6.75% Series D, $25 per share liquidation pref.	3,000	3,000	3,000	3,000	3,000

	7,000	7,000	7,000	7,000	7,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	Represents denominator for shares in the calculation of diluted FFO per share. Prior period numbers have been adjusted to reflect the adoption of EITF 03-6-1.
(3)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(4)	Represents denominator for shares in the calculation of diluted EPS. Prior period numbers have been adjusted to reflect the adoption of EITF 03-6-1.

BRE Properties, Inc.	Exhibit C

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 6/30/2009	Quarter Ended 6/30/2008	Six Months Ended 6/30/2009	Six Months Ended 6/30/2008
Net income available to common shareholders	$28,222	$14,381	$41,215	$27,086
Depreciation from continuing operations	22,368	19,471	43,118	39,138
Depreciation from discontinued operations	—	453	159	1,412
Redeemable noncontrolling interest in income	545	580	1,091	1,161
Depreciation from unconsolidated entities	455	415	904	817
Net gain on investments	(14,289)	—	(14,289)	—
Less: Redeemable noncontrolling interest in income not convertible into common shares	(106)	(106)	(212)	(212)

Funds from operations	$37,195	$35,194	$71,986	$69,402

Allocation to participating securities - diluted FFO (1)	$(189)	$(344)	$(389)	$(680)

Allocation to participating securities - diluted EPS (1)	$(269)	$(186)	$(674)	$(386)

Diluted shares outstanding - EPS (2)	51,765	51,538	51,505	51,466
Net income per common share - diluted	$0.54	$0.28	$0.79	$0.52

Diluted shares outstanding - FFO (2)	52,550	52,383	52,290	52,311
FFO per common share - diluted	$0.70	$0.67	$1.37	$1.31

(1)	Adjustment to the numerators for diluted FFO per common share and diluted net income per common share calculations when applying the two class method under EITF 03-6-1.
(2)	See analysis of weighted average shares and ending shares at Exhibit B. Shares outstanding reflect adoption of EITF 03-6-1.

BRE Properties, Inc.	Exhibit C, continued

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 6/30/2009	Quarter Ended 6/30/2008	Six Months Ended 6/30/2009	Six Months Ended 6/30/2008
Net income available to common shareholders	$28,222	$14,381	$41,215	$27,086
Interest, including discontinued operations	19,421	23,254	40,443	46,251
Depreciation, including discontinued operations	22,368	19,924	43,277	40,550

EBITDA	70,011	57,559	124,935	113,887
Redeemable noncontrolling interest in income	545	580	1,091	1,161
Net gain on sales	(14,289)	—	(14,289)	—
Dividends on preferred stock	2,953	2,953	5,906	5,906
Nonroutine income items	(1,958)	—	(1,958)	—

Adjusted EBITDA	$57,262	$61,092	$115,685	$120,954

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 6/30/2009	Quarter Ended 6/30/2008	Six Months Ended 6/30/2009	Six Months Ended 6/30/2008
Net income available to common shareholders	$28,222	$14,381	$41,215	$27,086
Interest, including discontinued operations	19,421	23,254	40,443	46,251
Depreciation, including discontinued operations	22,368	19,924	43,277	40,550
Redeemable noncontrolling interest in income	545	580	1,091	1,161
Net gain on sales	(14,289)	—	(14,289)	—
Dividends on preferred stock	2,953	2,953	5,906	5,906
General and administrative expense	4,218	5,378	8,544	10,033
Gain on extinguishment of debt	(1,958)	—	(1,958)	—

NOI	$61,480	$66,470	$124,228	$130,987

Less Non Same-Store NOI	6,731	7,770	12,793	14,909

Same-Store NOI	$54,749	$58,700	$111,435	$116,078